Exhibit 99.1
INFORMATION

For Immediate Release
July 20, 2010
Contact: 513.271.3700
John A. Kraeutler, Chief Executive Officer

MERIDIAN BIOSCIENCE ACQUIRES LEADING
MANUFACTURER AND DISTRIBUTOR OF MOLECULAR REAGENTS

Meridian Bioscience, Inc., Cincinnati, Ohio (NASDAQ: VIVO) announces that effective today it will have completed the purchase of all the outstanding capital stock of the Bioline group of companies consisting of Bioline Ltd (UK), Bioline GmbH (Germany), Bioline (Aust) Pty Ltd (Australia), Bioline Reagents Ltd, and Bioline USA, Inc for  $23.3 million in cash on hand.

Bioline, headquartered in London, is a leading manufacturer and distributor of molecular biology reagents with operations in Germany, Australia, and the United States.  The Bioline management team will remain in place and continue to operate the Bioline group of companies.  Bioline manufactures and distributes highly specialized molecular biology reagents for the life science research, biotech, pharmaceutical, and commercial diagnostic markets.  The Company is a high-quality, large-volume producer of nucleotides, DNA polymerase enzymes, and other core reagents for molecular biology which are the critical components used in PCR testing for DNA, RNA, and other genomic testing.  Annual revenues in 2010 are expected to exceed $12 million and have been growing rapidly.  The Company is profitable and the acquisition is expected to be accretive to Meridian’s earnings in late fiscal 2011 after preacquisition inventory is sold through.

This acquisition adds important technologies and capabilities to Meridian’s Life Science business and it will complement Meridian’s expanding life science product lines sold into the research, pharmaceutical, and commercial diagnostic markets.  In addition to its technological capabilities, the acquired business adds proprietary know-how in the production of high-volume nucleotides and PCR enzymes as well as a growing portfolio of intellectual property in the form of patents and licenses.  Through the acquisition and internal development of advanced enabling technologies, Meridian continues to expand its life science business to support and service researchers, diagnostic test manufacturers, as well as pharmaceutical and biotechnology companies.

Richard L. Eberly, Executive Vice President and President, Meridian Life Science, Inc., commented, “We are excited about the addition of the Bioline group of companies to the Meridian Life Science business because of its strategic role in expanding and leveraging our current enabling technologies for the emerging life science markets.  Bioline will provide a rapidly expanding portfolio of highly specialized molecular biology reagents that enable the development of genomic tests utilized by researchers, clinical diagnostic laboratories, diagnostic test manufacturers, and biotechnology companies.  Bioline will also add key global operations and direct sales capabilities in the U.K., Germany, and Australia to complement Meridian’s strong U.S. capabilities. We are enthusiastic about the strategic fit as it relates to Meridian’s goals of advancing its life science business through both organic growth and acquisitions.  We welcome each Bioline employee and anticipate a smooth integration of Bioline into the Meridian business structure.”

Jack Kraeutler, Chief Executive Officer, stated, “Meridian Bioscience is committed to strategies that support the rapidly growing demand for molecular testing from research centers, diagnostic manufacturers and clinical laboratories.  Bioline is an ideal acquisition that augments our Meridian Life Science business with additional products and services and, greater global coverage.  Further, we are impressed by the scientific capabilities of Bioline as well as its well-deserved reputation for innovation and quality.  As we have indicated recently, it is our intention to continue to seek acquisitions and alliances that make sense for the Meridian customer and shareholder.  Excluding transaction costs, we expect that this acquisition will be accretive in fiscal 2011.  We welcome the Bioline team and look forward to growing our business together.”

Marco Calzavara, Founder and Chief Executive Officer of Bioline stated, "Our objective for the last 18 years has been to serve the molecular biology market with outstanding reagents so that biologists can carry out research into many important fields, such as genetics, oncology and forensic science.  Bioline's expertise and solid manufacturing capability coupled with an extensive Sales and International distribution network, will complement and enhance the Meridian Group.  We are delighted to become part of the Meridian Group which shall bring many new opportunities from markets adjacent to the research area in which Bioline is principally established."

Forward Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a safe harbor from civil litigation for forward-looking statements accompanied by meaningful cautionary statements.  Except for historical information, this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, which may be identified by words such as "estimates", "anticipates", "projects", "plans", "seeks", "may", "will", "expects", "intends", "believes", "should" and similar expressions or the negative versions thereof and which also may be identified by their context.  Such statements, whether expressed or implied, are based upon current expectations of the Company and speak only as of the date made.  The Company assumes no obligation to publicly update or revise any forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.  These statements are subject to various risks, uncertainties and other factors that could cause actual results to differ materially, including, without limitation, the following: Meridian's continued growth depends, in part, on its ability to introduce into the marketplace enhancements of existing products or new products that incorporate technological advances, meet customer requirements and respond to products developed by Meridian's competition.  While Meridian has introduced a number of internally developed products, there can be no assurance that it will be successful in the future in introducing such products on a timely basis.  Ongoing consolidations of reference laboratories and formation of multi-hospital alliances may cause adverse changes to pricing and distribution.  Recessionary pressures on the economy and the markets in which our customers operate, as well as adverse trends in buying patterns from customers can change expected results.  Costs and difficulties in complying with laws and regulations administered by the United States Food and Drug Administration can result in unanticipated expenses and delays and interruptions to the sale of new and existing products.  Changes in the relative strength or weakness of the U.S. dollar can also change expected results.  One of Meridian's main growth strategies is the acquisition of companies and product lines.  There can be no assurance that additional acquisitions will be consummated or that, if consummated, will be successful and the acquired businesses successfully integrated into Meridian's operations.  The Company cannot predict the possible effects of potential healthcare reform in the United States and similar initiatives in other countries on its results of operations.  In addition to the factors described in this paragraph, Part I, Item 1A Risk Factors of our Form 10-K contains a list and description of uncertainties, risks and other matters that may affect the Company.

Meridian is a fully integrated life science company that manufactures, markets and distributes a broad range of innovative diagnostic test kits, purified reagents and related products and offers biopharmaceutical enabling technologies. Utilizing a variety of methods, these products and diagnostic tests provide accuracy, simplicity and speed in the early diagnosis and treatment of common medical conditions, such as gastrointestinal, viral and respiratory infections. Meridian’s diagnostic products are used outside of the human body and require little or no special equipment.  The Company's products are designed to enhance patient well-being while reducing the total outcome costs of healthcare. Meridian has strong market positions in the areas of gastrointestinal and upper respiratory infections, serology, parasitology and fungal disease diagnosis. In addition, Meridian is a supplier of rare reagents, specialty biologicals and related technologies used by biopharmaceutical companies engaged in research for new drugs and vaccines. The Company markets its products and technologies to hospitals, reference laboratories, research centers, veterinary testing centers, physician offices, diagnostics manufacturers and biotech companies in more than 60 countries around the world. The Company’s shares are traded through NASDAQ’s Global Select Market, symbol VIVO.  Meridian's website address is www.meridianbioscience.com.

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